Exhibit 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of North American Scientific, Inc. (“Company”) on Form 10-Q for the period ending April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alan I. Edrick, Senior Vice President and Chief Financial Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes–Oxley Act of 2002, that to my knowledge:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 27, 2003

By:	/s/ Alan I. Edrick
Alan I. Edrick
Senior Vice President and Chief Financial Officer